UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, DC 20549-1004



                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



         Date of Report (Date of earliest event reported) March 1, 2006



                           GENERAL MOTORS CORPORATION
                           --------------------------
             (Exact Name of Registrant as Specified in its Charter)



             STATE OF DELAWARE                  1-143           38-0572515
             -----------------                  -----           ----------
         (State or other jurisdiction of     (Commission     (I.R.S. Employer
         Incorporation or Organization)      File Number)   Identification No.)

      300 Renaissance Center, Detroit, Michigan                  48265-3000
      -----------------------------------------                  ----------
      (Address of Principal Executive Offices)                   (Zip Code)




        Registrant's telephone number, including area code (313) 556-5000
                                                           --------------








================================================================================
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01.  OTHER EVENTS

On March 1, 2006 General Motors Corporation (GM) issued a news release announcing February 2006 sales. The release is as follows:


New GM Models Post Strong February Sales, Retail Sales Up 1 Percent

Overall Sales Decline 2.5 Percent Compared to Year-Ago Level
All-New Chevy Tahoe Sales Double From January; HUMMER Hits Sales Record for 10th Month
Launch Vehicle Retail Sales Up 32 Percent Over January


DETROIT - General Motors dealers in the United States in February posted a retail sales improvement of 1 percent. Total deliveries were 301,545 new cars and trucks, down 2.5 percent compared to the same month a year ago. Total car sales were down 13 percent, and truck sales were up 5 percent. Calendar year sales are up 1.4 percent.

"Consumer response to our new vehicles and segment-leading value resulted in solid sales results in February," said Mark LaNeve, General Motors North America vice president, Vehicle Sales, Service and Marketing. "Our retail sales improvement in February was driven by our industry-leading value, not by fleet sales or high incentives. This resulted in better retail sales performance by six of our divisions."

Chevrolet, Cadillac, Pontiac, Buick, HUMMER and Saab all posted retail sales gains compared to year-ago levels. Three divisions achieved overall sales improvements in February. HUMMER was up 202.5 percent, driven by continued strong sales of the H3. Saab total deliveries rose 9.5 percent, and calendar year sales are up 19 percent. Buick's total sales also improved over last year and were up 1.7 percent, bolstered by strong Lucerne sales.

Recently introduced vehicles played an important part in GM's February sales results. Total utility deliveries were up 25 percent compared to last year. Sales of the all-new Chevrolet Tahoe (6,391) were double last month's level. Total Tahoe deliveries were up 47 percent compared to last year. The 2007 GMC Yukon posted its first deliveries in February (1,452), as did the new Cadillac Escalade (1,461).

"It's still early, but we're exceeding all of the important targets for our new full-size SUVs, particularly the Tahoe, which is the first one to arrive in dealerships," LaNeve said. "The new 2007 GMC Yukon and Cadillac Escalade are just now arriving in dealerships and are off to a very strong start."

LaNeve added that dealers are excited to have the new generation of full-size sport utility vehicles on their sales floor. "Dealers tell us they can't keep them on the lot, with vehicles staying in inventory less than a week on average," he said.

Other new utilities that posted strong February results included Torrent, Pontiac's new compact sport utility, which achieved its second best sales to-date with 3,946 deliveries, up 33 percent compared to January. Saturn VUE continued its solid sales streak, with its ninth consecutive month of sales improvements (+43.5 percent compared to year-ago levels).

February was another record-setting month for HUMMER. It posted year-over-year record sales for the tenth consecutive month, and its aggregate deliveries since 2002, when it began selling the H2, surpassed 150,000 units.

On the car side, a number of new GM vehicles also had solid sales in February. Buick Lucerne deliveries have improved every month since launch, with February sales 20 percent greater than January levels. Lucerne retail deliveries in February were over twice the level of year-ago LeSabre retail sales.

Customer demand for the Pontiac Solstice remains very brisk. In February it posted among the highest total turn rates of all vehicles in the industry (39 percent).

For the sixth consecutive month, Pontiac G6 sales exceeded year-ago levels both in total and retail deliveries. Total G6 sales in February were up 38 percent. These improvements were achieved prior to the introduction of the new G6 hardtop convertible scheduled to arrive in Pontiac dealerships this spring.

Certified Used Vehicles

February sales for all certified GM brands, including GM Certified Used Vehicles, Cadillac Certified Pre-Owned Vehicles, Used Cars from Saturn, Saab Certified Pre-Owned Vehicles and HUMMER Certified Pre-Owned Vehicles, were 40,474 units, down 10.6 percent from last February. Total year-to-date certified GM sales are 80,001 units, down 6 percent from the same period last year.

GM Certified Used Vehicles, the industry's top-selling manufacturer-certified used brand, posted 35,461 sales, down nearly 9 percent from last February, but up 3 percent from January 2006. Year-to-date sales for GM Certified Used Vehicles are 69,954 units, down 4.5 percent from the same period in 2005.

Cadillac Certified Pre-Owned Vehicles posted 3,097 sales in February, down nearly 2 percent from last year. Used Cars from Saturn sold 1,412 units, down 47 percent. Saab Certified Pre-Owned Vehicles sold 504 units, down 2.5 percent. In its second month of operation, HUMMER Certified Pre-Owned sold 36 units.

"While February was a challenging month for all certified GM brands, GM Certified Used Vehicles, the industry's top-selling certified brand, increased sales by 3 percent from January and continues to set the pace for all manufacturers in the category," LaNeve said.

GM North America Reports February Production; 2006 First-Quarter Production Forecast Remains Unchanged; 2006 Second-Quarter Production Forecast Set at
1.2 Million Vehicles

In February, GM North America produced 407,000 vehicles (155,000 cars and 252,000 trucks). This is down 23,000 units, or 5 percent, compared to February 2005, when the region produced 430,000 vehicles (167,000 cars and 263,000 trucks). Production totals include joint venture production of 26,000 vehicles in February 2006 and 23,000 vehicles in February 2005.

The region's 2006 first-quarter production forecast remains unchanged at 1.25 million vehicles (505,000 cars and 745,000 trucks). In the first quarter of 2005, the region produced 1.182 million vehicles (470,000 cars and 712,000 trucks). The region's initial 2006 second-quarter production forecast is set at
1.2 million vehicles (445,000 cars and 755,000 trucks), down 3.7 percent from second quarter 2005 actuals.

GM also announced 2006 revised first-quarter and initial second-quarter production forecasts for its international regions.

GM Europe - GM Europe's 2006 first-quarter production estimate remains unchanged at 497,000 vehicles. In the first quarter of 2005, the region built 502,000 vehicles. The region's initial 2006 second-quarter production forecast is set at 490,000 vehicles. In the second quarter of 2005, the region built 501,000 vehicles.

GM Asia Pacific - GM Asia Pacific's revised 2006 first-quarter production estimate is 470,000 vehicles, up 59,000 units from last month's guidance. In the first quarter of 2005, the region built 335,000 vehicles. Additionally, the region's initial 2006 second-quarter production forecast is set at 480,000 vehicles. In the second quarter of 2005, the region built 398,000 vehicles.

GM Latin America, Africa and the Middle East - The region's revised 2006 first-quarter production estimate is 193,000 vehicles, down 8,000 units from last month's guidance. In the first quarter of 2005, the region built 185,000 vehicles. The region's initial 2006 second-quarter production forecast is set at 215,000 vehicles. In the second quarter of 2005, the region built 195,000 vehicles.

General Motors Corp. (NYSE: GM), the world's largest automaker, has been the global industry sales leader for 75 years. Founded in 1908, GM today employs about 327,000 people around the world. With global headquarters in Detroit, GM manufactures its cars and trucks in 33 countries. In 2005, 9.17 million GM cars and trucks were sold globally under the following brands: Buick, Cadillac, Chevrolet, GMC, GM Daewoo, Holden, HUMMER, Opel, Pontiac, Saab, Saturn and Vauxhall. GM operates one of the world's leading finance companies, GMAC Financial Services, which offers automotive, residential and commercial financing and insurance. GM's OnStar subsidiary is the industry leader in vehicle safety, security and information services. More information on GM can be found at www.gm.com.

Note: GM sales and production results are available on GM Media OnLine at http://media.gm.com by clicking on News, then Sales/Production. In this press release and related comments by General Motors management, our use of the words "expect," "anticipate," "estimate," "forecast," "objective," "plan," "goal" and similar expressions is intended to identify forward looking statements. While these statements represent our current judgment on what the future may hold, and we believe these judgments are reasonable, actual results may differ materially due to numerous important factors that are described in GM's most recent report on SEC Form 10-K (at page II-20) which may be revised or supplemented in subsequent reports on SEC Forms 10-Q and 8-K. Such factors include, among others, the following: changes in economic conditions, currency exchange rates or political stability; shortages of fuel, labor strikes or work stoppages; market acceptance of the corporation's new products; significant changes in the competitive environment; changes in laws, regulations and tax rates; and, the ability of the corporation to achieve reductions in cost and employment levels to realize production efficiencies and implement capital expenditures at levels and times planned by management.


                                      # # #

Detroit -- General Motors dealers in the United States today reported the following vehicle sales:

-------------------------------------------------------------------------------
                                                      Calendar Year-to-Date
                                February                 January - February
-------------------------------------------------------------------------------
 Curr S/D:   24                           % Chg
 Prev S/D:   24         2006      2005   per S/D     2006       2005    %Chg
-------------------------------------------------------------------------------
Vehicle Total          301,545   309,375   -2.5     597,548    589,028    1.4
-------------------------------------------------------------------------------
Car Total              112,656   129,985  -13.3     247,123    247,371   -0.1
-------------------------------------------------------------------------------
Truck Total            188,889   179,390    5.3     350,425    341,657    2.6
-------------------------------------------------------------------------------
Light Truck Total      184,825   175,565    5.3     343,489    334,756    2.6
-------------------------------------------------------------------------------
Light Vehicle Total    297,481   305,550   -2.6     590,612    582,127    1.5
-------------------------------------------------------------------------------


-------------------------------------------------------------------------------
      Market Division
       Vehicle Total                                  Calendar Year-to-Date
                                February                 January - February
-------------------------------------------------------------------------------
                                          % Chg
                        2006      2005   per S/D     2006       2005    %Chg
-------------------------------------------------------------------------------
Buick                   21,425    21,058    1.7      38,598     38,461    0.4
Cadillac                16,251    16,429   -1.1      30,984     30,494    1.6
Chevrolet              177,710   183,158   -3.0     351,332    357,147   -1.6
GMC                     33,751    37,141   -9.1      61,729     69,016  -10.6
HUMMER                   5,645     1,866  202.5      10,859      3,730  191.1
Oldsmobile                  92       292  -68.5          96        578  -83.4
Other - Isuzu              832       961  -13.4       1,463      1,511   -3.2
Pontiac                 29,107    31,658   -8.1      66,652     55,841   19.4
Saab                     2,787     2,545    9.5       4,983      4,183   19.1
Saturn                  13,945    14,267   -2.3      30,852     28,067    9.9
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Sales of Vehicles Produced in US/Canada/Mexico
-------------------------------------------------------------------------------
Car                    106,127   122,568  -13.4     235,433    232,113    1.4
-------------------------------------------------------------------------------
Light Truck            184,825   175,565    5.3     343,489    334,756    2.6
-------------------------------------------------------------------------------

Twenty-four selling days for the February period this year and twenty-four for last year.


*American Isuzu Motors, Inc., dealer sales of commercial vehicles distributed by General Motors Corporation as reported to General Motors by American Isuzu Motors, Inc.

                                      2-1P
                       GM Car Deliveries - (United States)
                                  February 2006
-------------------------------------------------------------------------------
                                                      Calendar Year-to-Date
                                February                 January - February
-------------------------------------------------------------------------------
                                          % Chg
                         2006      2005  per S/D      2006      2005    %Chg
-------------------------------------------------------------------------------
Selling Days (S/D)        24        24
-------------------------------------------------------------------------------
Century                     31       768  -96.0          43      2,050  -97.9
LaCrosse                 5,265     6,047  -12.9      10,597     11,048   -4.1
LeSabre                    439     8,336  -94.7         943     12,463  -92.4
Lucerne                  7,327         0  ***.*      13,434          0  ***.*
Park Avenue                 16       312  -94.9          21        790  -97.3
Regal                       24        63  -61.9          30        212  -85.8
      Buick Total       13,102    15,526  -15.6      25,068     26,563   -5.6
-------------------------------------------------------------------------------
CTS                      4,109     4,369   -6.0       7,915      7,972   -0.7
DeVille                    188     4,638  -95.9         333      7,196  -95.4
DTS                      4,560         0  ***.*       9,839          0  ***.*
Seville                      8        22  -63.6           9         47  -80.9
STS                      1,740     2,002  -13.1       3,408      3,917  -13.0
XLR                        354       310   14.2         537        514    4.5
     Cadillac Total     10,959    11,341   -3.4      22,041     19,646   12.2
-------------------------------------------------------------------------------
Aveo                     3,377     3,884  -13.1       6,133      9,189  -33.3
Cavalier                    71     3,635  -98.0         124      8,750  -98.6
Classic                      1    11,910  ***.*           2     20,011  ***.*
Cobalt                  14,277     7,618   87.4      31,790     14,901  113.3
Corvette                 3,058     2,365   29.3       5,637      4,747   18.7
Impala                  18,714    19,135   -2.2      40,362     39,256    2.8
Malibu                  14,659    11,345   29.2      33,066     25,707   28.6
Monte Carlo              2,581     1,987   29.9       6,975      5,963   17.0
SSR                        511       718  -28.8         837      1,578  -47.0
    Chevrolet Total     57,249    62,597   -8.5     124,926    130,102   -4.0
-------------------------------------------------------------------------------
Alero                       64       209  -69.4          67        423  -84.2
Aurora                       0         2  ***.*           0          3  ***.*
    Oldsmobile Total        64       211  -69.7          67        426  -84.3
-------------------------------------------------------------------------------
Bonneville                 210     1,889  -88.9         404      2,623  -84.6
G6                       9,749     7,043   38.4      25,089     11,147  125.1
Grand Am                   151     5,983  -97.5         256     10,468  -97.6
Grand Prix               6,974     5,349   30.4      18,877     11,472   64.5
GTO                        797       988  -19.3       1,391      1,886  -26.2
Solstice                 1,859         0  ***.*       3,849          0  ***.*
Sunfire                    157     3,687  -95.7         309      6,094  -94.9
Vibe                     3,166     5,022  -37.0       5,907      7,739  -23.7
     Pontiac Total      23,063    29,961  -23.0      56,082     51,429    9.0
-------------------------------------------------------------------------------
9-2X                        61       161  -62.1         111        366  -69.7
9-3                      1,969     1,933    1.9       3,510      3,072   14.3
9-5                        325       451  -27.9         545        745  -26.8
       Saab Total        2,355     2,545   -7.5       4,166      4,183   -0.4
-------------------------------------------------------------------------------
ION                      5,858     6,983  -16.1      14,763     13,220   11.7
Saturn L Series              6       821  -99.3          10      1,802  -99.4
      Saturn Total       5,864     7,804  -24.9      14,773     15,022   -1.7
-------------------------------------------------------------------------------
        GM Total       112,656   129,985  -13.3     247,123    247,371   -0.1
-------------------------------------------------------------------------------
                     GM Car Deliveries by Production Source
-------------------------------------------------------------------------------
GM North America *     106,127   122,568  -13.4     235,433    232,113    1.4
-------------------------------------------------------------------------------
GM Import                6,529     7,417  -12.0      11,690     15,258  -23.4
-------------------------------------------------------------------------------
        GM Total       112,656   129,985  -13.3     247,123    247,371   -0.1
-------------------------------------------------------------------------------
* Includes U.S./Canada/Mexico

                                      2-1P
                       GM Car Deliveries - (United States)
                                  February 2006
-------------------------------------------------------------------------------
                                                      Calendar Year-to-Date
                                February                 January - February
-------------------------------------------------------------------------------
                                          % Chg
                         2006      2005  per S/D      2006      2005    %Chg
-------------------------------------------------------------------------------
Selling Days (S/D)        24        24
-------------------------------------------------------------------------------
          GM Car Deliveries by Production Source and Marketing Division
-------------------------------------------------------------------------------
Buick Total             13,102    15,526  -15.6      25,068     26,563   -5.6
Cadillac Total          10,959    11,341   -3.4      22,041     19,646   12.2
Chevrolet Total         53,872    58,713   -8.2     118,793    120,913   -1.8
Oldsmobile Total            64       211  -69.7          67        426  -84.3
Pontiac Total           22,266    28,973  -23.1      54,691     49,543   10.4
Saturn Total             5,864     7,804  -24.9      14,773     15,022   -1.7
     GM North America
       Total*          106,127   122,568  -13.4     235,433    232,113    1.4
===============================================================================
Chevrolet Total          3,377     3,884  -13.1       6,133      9,189  -33.3
Pontiac Total              797       988  -19.3       1,391      1,886  -26.2
Saab Total               2,355     2,545   -7.5       4,166      4,183   -0.4
     GM Import Total     6,529     7,417  -12.0      11,690     15,258  -23.4
-------------------------------------------------------------------------------
                   GM Vehicle Deliveries by Marketing Division
-------------------------------------------------------------------------------
Buick Total             21,425    21,058    1.7      38,598     38,461    0.4
Cadillac Total          16,251    16,429   -1.1      30,984     30,494    1.6
Chevrolet Total        177,710   183,158   -3.0     351,332    357,147   -1.6
GMC Total               33,751    37,141   -9.1      61,729     69,016  -10.6
HUMMER Total             5,645     1,866  202.5      10,859      3,730  191.1
Oldsmobile Total            92       292  -68.5          96        578  -83.4
Other-Isuzu Total          832       961  -13.4       1,463      1,511   -3.2
Pontiac Total           29,107    31,658   -8.1      66,652     55,841   19.4
Saab Total               2,787     2,545    9.5       4,983      4,183   19.1
Saturn Total            13,945    14,267   -2.3      30,852     28,067    9.9
     GM Total          301,545   309,375   -2.5     597,548    589,028    1.4
-------------------------------------------------------------------------------
* Includes US/Canada/Mexico

                                      3-1P
                      GM Truck Deliveries - (United States)
                                  February 2006
-------------------------------------------------------------------------------
                                                      Calendar Year-to-Date
                                February                 January - February
-------------------------------------------------------------------------------
                                          % Chg
                         2006      2005  per S/D      2006      2005    %Chg
-------------------------------------------------------------------------------
Selling Days (S/D)        24        24
-------------------------------------------------------------------------------
Rainier                  1,847     1,016   81.8       2,415      1,909   26.5
Rendezvous               5,257     3,540   48.5       8,538      8,212    4.0
Terraza                  1,219       976   24.9       2,577      1,777   45.0
    Total Buick          8,323     5,532   50.5      13,530     11,898   13.7
-------------------------------------------------------------------------------
Escalade                 2,787     2,021   37.9       4,190      4,548   -7.9
Escalade ESV               528       973  -45.7       1,020      1,893  -46.1
Escalade EXT               368       562  -34.5         720      1,143  -37.0
SRX                      1,609     1,532    5.0       3,013      3,264   -7.7
  Total Cadillac         5,292     5,088    4.0       8,943     10,848  -17.6
-------------------------------------------------------------------------------
Astro                       49     2,701  -98.2         111      5,028  -97.8
C/K Suburban(Chevy)      4,820     5,526  -12.8      10,327     10,562   -2.2
Chevy C/T Series            23         8  187.5          40         22   81.8
Chevy W Series             238       169   40.8         394        303   30.0
Colorado                 5,770     8,258  -30.1      10,845     18,434  -41.2
Equinox                  7,808     9,335  -16.4      13,969     18,161  -23.1
Express Cutaway/G Cut    1,505     1,189   26.6       2,570      2,474    3.9
Express Panel/G Van      6,123     5,311   15.3      12,278     11,198    9.6
Express/G Sportvan       1,265     1,947  -35.0       2,463      3,617  -31.9
HHR                      7,997         0  ***.*      16,610          0  ***.*
Kodiak 4/5 Series        1,156       688   68.0       1,912      1,527   25.2
Kodiak 6/7/8 Series        305       277   10.1         570        547    4.2
S/T Blazer                  44       691  -93.6          65      1,556  -95.8
S/T Pickup                   4        21  -81.0           4         50  -92.0
Tahoe                   15,431    10,481   47.2      28,524     19,039   49.8
Tracker                      9        72  -87.5          11        208  -94.7
TrailBlazer             13,683    15,974  -14.3      27,162     26,841    1.2
Uplander                 5,154     5,593   -7.8       8,962      9,112   -1.6
Venture                     58       761  -92.4          92      1,831  -95.0
................................................................................
     Avalanche           2,632     4,531  -41.9       4,977      8,676  -42.6
     Silverado-C/K
       Pickup           46,387    47,028   -1.4      84,520     87,859   -3.8
Chevrolet Fullsize
  Pickups               49,019    51,559   -4.9      89,497     96,535   -7.3
................................................................................
  Chevrolet Total      120,461   120,561   -0.1     226,406    227,045   -0.3
-------------------------------------------------------------------------------
Canyon                   1,351     2,060  -34.4       2,554      4,746  -46.2
Envoy                    5,803     6,973  -16.8      10,552     11,795  -10.5
GMC C/T Series              17        12   41.7          26         22   18.2
GMC W Series               269       367  -26.7         503        596  -15.6
Safari (GMC)                20       377  -94.7          33        743  -95.6
Savana Panel/G Classic   1,283     1,262    1.7       2,389      2,982  -19.9
Savana Special/G Cut     1,372       980   40.0       2,306      1,781   29.5
Savana/Rally               182       180    1.1         379        313   21.1
Sierra                  14,787    15,498   -4.6      26,587     28,451   -6.6
Sonoma                       0         7  ***.*           0         27  ***.*
Topkick 4/5 Series         547       412   32.8         910        794   14.6
Topkick 6/7/8 Series       677       931  -27.3       1,118      1,579  -29.2
Yukon                    4,564     4,748   -3.9       8,431      8,750   -3.6
Yukon XL                 2,879     3,334  -13.6       5,941      6,437   -7.7
     GMC Total          33,751    37,141   -9.1      61,729     69,016  -10.6
-------------------------------------------------------------------------------
HUMMER H1                   25        20   25.0          43         29   48.3
HUMMER H2                1,326     1,846  -28.2       2,745      3,701  -25.8
HUMMER H3                4,294         0  ***.*       8,071          0  ***.*
   HUMMER Total          5,645     1,866  202.5      10,859      3,730  191.1
-------------------------------------------------------------------------------
Bravada                     19        50  -62.0          19         87  -78.2
Silhouette                   9        31  -71.0          10         65  -84.6
 Oldsmobile Total           28        81  -65.4          29        152  -80.9
-------------------------------------------------------------------------------
Other-Isuzu F Series        85        82    3.7         152        152    0.0
Other-Isuzu H Series         5         0  ***.*          13          0  ***.*
Other-Isuzu N Series       742       879  -15.6       1,298      1,359   -4.5
 Other-Isuzu Total         832       961  -13.4       1,463      1,511   -3.2
-------------------------------------------------------------------------------
Aztek                       58       484  -88.0         108      1,100  -90.2
Montana                     73       330  -77.9         138        791  -82.6
Montana SV6              1,967       883  122.8       3,417      2,521   35.5
Torrent                  3,946         0  ***.*       6,907          0  ***.*
   Pontiac Total         6,044     1,697  256.2      10,570      4,412  139.6
-------------------------------------------------------------------------------
9-7X                       432         0  ***.*         817          0  ***.*
    Saab Total             432         0  ***.*         817          0  ***.*
-------------------------------------------------------------------------------
Relay                      500     1,179  -57.6       1,105      2,462  -55.1
VUE                      7,581     5,284   43.5      14,974     10,583   41.5
   Saturn Total          8,081     6,463   25.0      16,079     13,045   23.3
-------------------------------------------------------------------------------
     GM Total          188,889   179,390    5.3     350,425    341,657    2.6
-------------------------------------------------------------------------------
                    GM TRUCK Deliveries by Production Source
-------------------------------------------------------------------------------
GM North America *     187,840   178,152    5.4     348,564    339,663    2.6
-------------------------------------------------------------------------------
GM Import                1,049     1,238  -15.3       1,861      1,994   -6.7
-------------------------------------------------------------------------------
     GM Total          188,889   179,390    5.3     350,425    341,657    2.6
-------------------------------------------------------------------------------
               GM Light Duty Truck Deliveries by Production Source
-------------------------------------------------------------------------------
GM North America *     184,825   175,565    5.3     343,489    334,756    2.6
-------------------------------------------------------------------------------
GM Import                    0         0  ***.*           0          0  ***.*
-------------------------------------------------------------------------------
     GM Total          184,825   175,565    5.3     343,489    334,756    2.6
-------------------------------------------------------------------------------
* Includes U.S./Canada/Mexico

                                      3-1P
                      GM Truck Deliveries - (United States)
                                  February 2006
-------------------------------------------------------------------------------
                                                      Calendar Year-to-Date
                                February                 January - February
-------------------------------------------------------------------------------
                                          % Chg
                         2006      2005  per S/D      2006      2005    %Chg
-------------------------------------------------------------------------------
Selling Days (S/D)        24        24
-------------------------------------------------------------------------------
        GM TRUCK Deliveries by Production Source and Marketing Division
-------------------------------------------------------------------------------
Buick Total              8,323     5,532   50.5      13,530     11,898   13.7
Cadillac Total           5,292     5,088    4.0       8,943     10,848  -17.6
Chevrolet Total        120,290   120,441   -0.1     226,121    226,816   -0.3
GMC Total               33,535    36,820   -8.9      61,321     68,505  -10.5
HUMMER Total             5,645     1,866  202.5      10,859      3,730  191.1
Oldsmobile Total            28        81  -65.4          29        152  -80.9
Other-Isuzu Total          170       164    3.7         295        257   14.8
Pontiac Total            6,044     1,697  256.2      10,570      4,412  139.6
Saab Total                 432         0  ***.*         817          0  ***.*
Saturn Total             8,081     6,463   25.0      16,079     13,045   23.3
    GM North America
      Total*           187,840   178,152    5.4     348,564    339,663    2.6
-------------------------------------------------------------------------------
Chevrolet Total            171       120   42.5         285        229   24.5
GMC Total                  216       321  -32.7         408        511  -20.2
Other-Isuzu Total          662       797  -16.9       1,168      1,254   -6.9
    GM Import Total      1,049     1,238  -15.3       1,861      1,994   -6.7
-------------------------------------------------------------------------------
     GM Light Truck Deliveries by Production Source and Marketing Division
-------------------------------------------------------------------------------
Buick Total              8,323     5,532   50.5      13,530     11,898   13.7
Cadillac Total           5,292     5,088    4.0       8,943     10,848  -17.6
Chevrolet Total        118,739   119,419   -0.6     223,490    224,646   -0.5
GMC Total               32,241    35,419   -9.0      59,172     66,025  -10.4
HUMMER Total             5,645     1,866  202.5      10,859      3,730  191.1
Oldsmobile Total            28        81  -65.4          29        152  -80.9
Pontiac Total            6,044     1,697  256.2      10,570      4,412  139.6
Saab Total                 432         0  ***.*         817          0  ***.*
Saturn Total             8,081     6,463   25.0      16,079     13,045   23.3
    GM North America
      Total*           184,825   175,565    5.3     343,489    334,756    2.6
-------------------------------------------------------------------------------

                 GM Light Truck Deliveries by Marketing Division
-------------------------------------------------------------------------------
Buick Total              8,323     5,532   50.5      13,530     11,898   13.7
Cadillac Total           5,292     5,088    4.0       8,943     10,848  -17.6
Chevrolet Total        118,739   119,419   -0.6     223,490    224,646   -0.5
GMC Total               32,241    35,419   -9.0      59,172     66,025  -10.4
HUMMER Total             5,645     1,866  202.5      10,859      3,730  191.1
Oldsmobile Total            28        81  -65.4          29        152  -80.9
Pontiac Total            6,044     1,697  256.2      10,570      4,412  139.6
Saab Total                 432         0  ***.*         817          0  ***.*
Saturn Total             8,081     6,463   25.0      16,079     13,045   23.3
    GM Total           184,825   175,565    5.3     343,489    334,756    2.6
-------------------------------------------------------------------------------

* Includes US/Canada/Mexico

                       GM Production Schedule - 03/01/06



                        GMNA
                -------------------                            Total    GMNA 1      International 5
Units 000s      Car1 Truck1  Total   GME2   GMLAAM3   GMAP4  Worldwide   Car  Truck
                ---- ------  ------  ----   -------   -----  ---------   ---- -----
2006 Q1 #       505    745   1,250    497      193     470      2,410    18    55      245
O/(U) prior
forecast:@ *      0      0       0      0       (8)     59         51     0     0       51
                ------------------    ---      ---     ---      -----

2006 Q2 #       445    755   1,200    490      215     480      2,385    17    62      231
O/(U) prior
forecast:@ *      0      0       0      0        0       0          0     0     0        0
                ------------------    ---      ---     ---      -----
===================================================================================================
                        GMNA
                -------------------                            Total    GMNA 1      International 5
Units 000s      Car  Truck   Total   GME    GMLAAM    GMAP   Worldwide   Car  Truck
                ---- ------  ------  ----   -------   -----  ---------   ---- -----

     2001
1st Qtr.        580    634   1,214    538      138      51      1,941    18     9       NA
2nd Qtr.        638    726   1,364    491      165      64      2,084    13    16       NA
3rd Qtr.        574    664   1,238    373      146      74      1,832    11    15       NA
4th Qtr.        573    721   1,294    441      127      67      1,929     9    16       NA
              -----  -----   -----   ----      ---     ---      -----    --    --
      CY      2,365  2,745   5,110  1,842      575     256      7,786    51    56       NA

     2002
1st Qtr.        600    753   1,353    456      131      65      2,005    11    11       NA
2nd Qtr.        688    865   1,553    453      141      74      2,221    15    17       NA
3rd Qtr.        568    740   1,308    408      132      87      1,935    19    20       NA
4th Qtr.        602    824   1,426    453      157      81      2,117    14    25       NA
               ----  -----   -----  -----      ---     ---      -----    --    --
      CY      2,458  3,182   5,640  1,770      561     307      8,278    59    73       NA

     2003
1st Qtr.        591    860   1,451    491      127      77      2,146    19    24       NA
2nd Qtr.        543    837   1,380    488      128      90      2,086    19    24       NA
3rd Qtr.        492    753   1,245    393      135     120      1,893    20    17       NA
4th Qtr.        558    827   1,385    446      157     133      2,121    16    20       NA
              -----  -----   -----   ----      ---     ---      -----    --    --
      CY      2,184  3,277   5,461  1,818      547     420      8,246    74    85       NA

     2004
1st Qtr.        525    820   1,345    473      159     296      2,273    19    19      247
2nd Qtr.        543    846   1,389    503      172     337      2,401    18    48      284
3rd Qtr.        463    746   1,209    411      185     314      2,119    16    43      261
4th Qtr.        466    811   1,277    442      200     386      2,305    17    47      324
              -----  -----   -----  -----      ---   -----      -----    --   ---    -----
      CY      1,997  3,223   5,220  1,829      716   1,333      9,098    70   158    1,116

     2005
1st Qtr.        470    712   1,182    502      185     335      2,204    16    51      286
2nd Qtr.        458    789   1,247    501      195     398      2,341    17    49      337
3rd Qtr.        423    723   1,146    412      207     409      2,174    15    50      199
4th Qtr.        483    798   1,281    443      188     420      2,332    14    68      197
              -----  -----  ------  -----      ---   -----      -----    --   ---    -----
     CY #     1,834  3,022   4,856  1,858      775   1,562      9,051    62   218    1,019

     2006
1st Qtr. #      505    745   1,250    497      193     470      2,410    18    55      245
2nd Qtr. #      445    755   1,200    490      215     480      2,385    17    62      231
                ------------------    ---      ---     ---      -----

See notes next page.

* Variance reported only if current production estimate by region differs from prior production estimate by 5K units or more
@ Numbers may vary due to rounding
# Denotes estimate

(1) GMNA includes joint venture production - NUMMI units included in GMNA Car; HUMMER and CAMI units included in GMNA Truck
(2) GME includes GM-AvtoVAZ joint venture production beginning in Q1 (2004)
(3) GMLAAM includes GM Egypt joint venture from 2001 through current calendar years
(4) GMAP includes joint venture production: Shanghai GM Norsom Motors (formerly Jinbei GM) and Shanghai GM beginning in 2000 and SAIC-GM-Wuling and GM Daewoo Auto Technologies (GMDAT) beginning in Q1 2004. Change in Q4 2005 production versus prior month's schedule primarily attributable to reporting correction related to affiliate production.
(5) International joint venture production includes GM-AvtoVAZ, GM Egypt, Shanghai GM Norsom Motors, Shanghai GM, SAIC-GM-Wuling, and GMDAT. Starting in Q3 2005 International joint venture production does not include GMDAT.

This report is governed by the Safe Harbor language found in the Terms and Conditions on the GM Institutional Investor website.





                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          GENERAL MOTORS CORPORATION
                                          --------------------------
                                          (Registrant)

Date:  March 1, 2006                 By:  /s/PETER R. BIBLE
                                     ---  -----------------
                                          (Peter R. Bible,
                                           Chief Accounting Officer)